                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 14, 2002

                                  DrugMax, Inc.
                                  ------------
                          (formerly DrugMax.com, Inc.)
             (Exact name of registrant as specified in its charter)

            STATE OF NEVADA                                 1-15445                       34-1755390
            ---------------                                 -------                       ----------
  (State or other jurisdiction of incorporation)   (Commission File Number)     (IRS Employer Identification No.)

                           12505 Starkey Road, Suite A
                              Largo, Florida 33773
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (727) 533-0431
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Item 5.           Other Events.
                  ------------

         On March 14, 2002, DrugMax, Inc. issued a press release announcing the appointment of Martin Sperber to its Board of Directors. A copy of the press release, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.


Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

                  (a)      Financial Statements of Business
                           --------------------------------

                           None.

                  (b)      Pro Forma Financial Information.
                           --------------------------------

                           None.

                  (c)      Exhibits.
                           ---------

                  Exhibit
                  Number            Exhibit Description
                  -------           -------------------

                  99.1     Press Release, dated March 14, 2002.


                                    SIGNATURE
                                    ---------
         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            DRUGMAX, INC.

                                            By   /s/ William L. LaGamba
                                              --------------------------
                                            William L. LaGamba, President and
                                             Chief Operations Officer



Dated: March 14, 2002
       --------------
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                                  EXHIBIT INDEX


Exhibit
Number            Exhibit Description
-------           -------------------

99.1              Press Release, dated March 14, 2002.